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                              AMENDED AND RESTATED

                          RELIANCE GROUP HOLDINGS, INC.

                             1994 STOCK OPTION PLAN

                           FOR NON-EMPLOYEE DIRECTORS
                           --------------------------

                                     PART I

                  PURPOSES; DEFINITIONS; RESERVATION OF SHARES;

                              PARTICIPATION IN PLAN

                                    ARTICLE I

                                    Purposes

         1.1 Purposes of Plan. The purpose of this Reliance Group Holdings, Inc. 1994 Stock Option Plan for Non-Employee directors (this "Plan") is to encourage the directors of the Company who are neither officers nor employees of the Company or any subsidiary of the Company (the "Non-employee Directors") to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of Non-employee Director performance by providing the Non-employee Directors with a direct interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified Non-employee Directors.

                                   ARTICLE II

                                   Definitions

                  Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Chairman" means the Chairman of the Board of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

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         "Common Stock" means, subject to the provisions of Section 9.3, the authorized common stock of the Company, par value $.10 per share.

         "Company" means Reliance Group Holdings, Inc.


         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" means the closing price at which the Common Stock of the Company shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Board on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

         "Non-employee Director" has the meaning assigned to it in Section 1.1 hereof.

         "Option" means an option to purchase Common Stock, granted by the Company under the Plan.

         "Option Agreement" has the meaning assigned to it in Section 5.1(c) hereof.

         "Plan" means the Amended and Restated Reliance Group Holdings, Inc. 1994 Stock Option Plan for Non-Employee Directors, as set forth herein and as further from time to time amended.


                                   ARTICLE III

                              Reservation of Shares

         3.1 Effective Date. This 1994 Stock Option Plan for Non-Employee Directors originally became effective as of May 12, 1994. The Plan, as amended and restated, shall be effective as of November 19, 1997.

         3.2 Shares Reserved Under Plan. Subject to adjustment under the provisions of Section 9.3 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 700,000 shares, provided that if the Board shall establish a new Non-Employee Director Plan and obtain approval of the Company's stockholders thereof, then effective upon such stockholder approval the number of shares which may be issued and sold under the Plan shall be deemed to be the number of Options then outstanding. The shares which may be issued and sold under this Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall


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be subject to all applicable provisions of the Certificate of Incorporation and
By-Laws of the Company in existence at the time of issuance of such shares and at all times thereafter. If Options granted under this Plan shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, new Options may be granted under this Plan covering the number of shares to which such termination or cessation relates.

                                   ARTICLE IV

                              Participation in Plan

         4.1 Eligibility to Receive Options. Options under this Plan may be granted only to persons who are Non-employee Directors on the date the Option is granted.

         4.2 Participation Not Guarantee of Continued Service. Nothing in this Plan or in the instrument evidencing the grant of an Option shall in any manner confer upon any Non-employee Director the right to continue service as a member of the Board.

                                     PART II

                                    OPTIONS;
                        TERMINATION OF SERVICE AND DEATH

                                    ARTICLE V

                                     Options

         5.1      Grants of Options.

         (a) Grant. The Board may grant Options to persons who are Non-employee Directors on the date of grant. All Options under this Plan shall be granted within ten years of May 12, 1994.

         (b) Option Price. The purchase price per share of Common Stock under each Option shall be 100% of the Fair Market Value per share of such Common Stock on the date such Option is granted. The Option price may be subject to adjustment in accordance with the provisions of Section 9.3 hereof.

         (c) Option Agreements. Options shall be evidenced by Option Agreements in such form and containing such terms and conditions, which are not inconsistent with the Plan, as the Board shall approve, which terms and conditions need not be the same for all Options (each an "Option Agreement").

         (d) Options Nontransferable. An Option granted under this Plan shall by its terms be nontransferable by the Non-employee


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Director otherwise than by will or the laws of descent and distribution, and except, solely to the extent permitted by the Board in an Option Agreement, to such persons or entities that may be approved by the Board, in each case subject to the condition that the Board be satisfied that such transfer is being made for estate or tax planning purposes for the benefit of an immediate family member of the Non-employee Director (as determined by the Board, in its discretion), without consideration being received therefor. No transfer of an Option by a Non-employee Director shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board may determine necessary to establish the validity of the transfer.

         5.2      Exercise of Options.

         (a) Term of Options; Vesting. The term of each Option granted under this Plan shall be ten (10) years from the date of grant. Each Option shall vest and become exercisable on the first anniversary of the date of grant, if the person who received the Option is a member of the board on such anniversary.
In its sole discretion, the Board may prescribe shorter installments or accelerate the exercisability of any Option at any time.

         (b) Payment on Exercise. No shares of Common Stock shall be issued on the exercise of an Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash or, with the consent of the Board, in whole or in part in shares of Common Stock valued at the then Fair Market Value thereof. Stock certificates for the shares of Common Stock so paid for will be issued and delivered to the person entitled thereto only at the Company's office in New York, New York. No Non-employee Director shall have any rights as a stockholder with respect to any share of Common Stock covered by an Option unless and until such Non-employee Director shall have become the holder of record of such share, and, except as otherwise permitted in Section 9.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such Non-employee Director shall have become the holder of record thereof.

         (c) Exercise upon Dissolution, Liquidation or Winding Up. If at any time after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for


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determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, may, subject to the terms of Article V hereof, purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later.

                                   ARTICLE VI

                  Termination of Service and Death and Removal

Section 6.1  Termination of Service, Death and Removal

         (a) Termination of Service. If a Non-employee Director's service as a member of the Board shall be terminated for any reason other than death or removal for cause, the Non-employee Director shall have the right, during the ninety (90) day period ending after such termination (subject to Section 5.2 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination of service and shall not have been previously exercised.

         (b) Death. If a director shall die at any time after the date of an Option, and while he/she is a member of the Board, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 5.1 hereof shall have the right, during the period ending one year after the date of the Non-employee Director's death (subject to Section 5.2 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such Non-employee Director's death and shall not have been previously exercised.

         (c) Removal for cause. If a Non-employee Director shall be removed from the Board for cause, the Non-employee Director's right to exercise any unexercised portion of his/her Option shall immediately terminate and all rights thereunder shall cease. A Non-employee Director shall be considered to have been removed for "cause" for purposes of this Section 6.1 when he/she shall have been removed from the Board by the stockholders of the Company for cause in accordance with applicable state law and the Certificate



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of Incorporation and By-laws of the Company, if applicable.


                                    PART III

                    ADMINISTRATION, AMENDMENT AND TERMINATION

                             OF PLAN; MISCELLANEOUS

                                   ARTICLE VII

                             Administration of Plan


         7.1 The Board. This Plan shall be administered by the Board. The Board shall have full and final authority to interpret this Plan and the Option Agreements (which agreements need not be identical), to prescribe, amend and rescind rules and regulations, if any, relating to this Plan and to make all determinations necessary or advisable for the administration of this Plan. The Board's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, without limitation, the Company, the stockholders of the Company, the Board and each of the members thereof (including the Non-employee Directors receiving Options hereunder), and their respective successors in interest.

         7.2 Liability of Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with this Plan, except for the willful misconduct or gross negligence of such member. The Board shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Board's duties under this Plan at the Company's expense.

         7.3 Determinations of the Board. In making its determinations concerning the Non-employee Directors who shall receive Options, as well as the number of shares to be covered thereby and time or times at which they shall be granted, the Board shall take into account the nature of the services rendered by the respective Non-employee Directors, their past, present and potential contribution to the Company's success and such other factors as the Board may deem relevant. The Board shall also determine the form of Option Agreements to be issued under this Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of this Plan. The Board may, in its discretion, waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of this Plan as then in effect.

         7.4 Plan Sponsors; Expenses. The Board shall act on behalf of the Company as sponsor of the Plan. All expenses associated with the Plan shall be borne by the Company.

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                                  ARTICLE VIII

                        Amendment and Termination of Plan

         8.1 Amendment of Plan. This Plan may be amended at any time and from time to time by the Board of Directors of the Company. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with the rules of any securities exchange or for any other reason, the Board of Directors of the Company may seek the approval of any such amendment by the Company's stockholders.

         8.2 Termination. The Board may at any time terminate this Plan as of any date specified in a resolution adopted by the Board, provided that this Plan shall terminate automatically on such date as the Company's stockholders approve a new Non-employee Director Plan established by the Board. This Plan shall terminate on May 12, 2004 if not earlier terminated. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Board will be limited to supervising the administration of Options previously granted.

         8.3 Rights of Holders. No termination or amendment of this Plan, without the consent of the holder of any Option then existing, may terminate such holder's Option or materially and adversely affect such holder's rights thereunder.

                                   ARTICLE IX

                            Miscellaneous Provisions

         9.1 Restrictions Upon Grant of Options. The listing upon the New York Stock Exchange or the registration or qualification under any Federal or state law of any shares of Common Stock to be delivered pursuant to this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Non-employee Directors receiving such shares) may be necessary or desirable and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Board of Directors, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed. In such connection, the Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933, as amended ("1933 Act"), other than on Form S-8, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

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         9.2 Restrictions upon Resale of Unregistered Stock. If the shares of
Common Stock that have been transferred to a Non-employee Director pursuant to the terms of this Plan are not registered under the 1933 Act pursuant to an effective registration statement, such Non-employee Director, if the Board shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Non-employee Director pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Non-employee Director is acquiring such shares of Common Stock for such Non-employee Director's own account and not with a view to the distribution thereof.

         9.3 Adjustments. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchange of shares or otherwise) in the character or amount of the Company's capital stock (or any other transaction described in Section 424(a) of the Code) after any Option is granted hereunder and prior to the exercise thereof, each Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the stock subject to the Option at the time of the occurrence of such change. If any such event should occur, the number of shares subject to Options which are authorized to be issued hereunder, but which have not been issued, shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted to a Non-employee Director hereunder, which shall increase or decrease the number of shares of capital stock outstanding and which the Board, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire, such adjustment as the Board shall determine may be made, and when so made shall be effective and binding for all purposes of this Plan.

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